[LOGO]BEAR STEARNS                                                                                     BEAR, STEARNS & CO. INC.
ATLANTA o BEIJING o BOSTON o BUENOS AIRES o  CHICAGO o DALLAS                                          ASSET-BACKED SECURITIES GROUP
DUBLIN o GENEVA o HONG KONG o LONDON o LOS ANGELES                                                                   245 Park Avenue
LUGANO o NEW YORK o PARIS o SAN FRANCISCO o SAO PAOLO                                                       New York, New York 10167
SHANGAI o  SINGAPORE o TOKYO  o WASHINGTON, DC                                                    (212) 272-2000; (212) 272-7294 fax

                             ContiMortgage Home Equity Loan Trust, Series 1997-4: Updated Computational Materials
------------------------------------------------------------------------------------------------------------------------------------
Fax to:                                                                                                    Date:       9/17/97
Company:                                                                                  # Pages (incl. cover):       2
Fax No:                                                                                                Phone No:
------------------------------------------------------------------------------------------------------------------------------------
From:                                                                                                  Phone No:
------------------------------------------------------------------------------------------------------------------------------------

                STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES,
                    PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the

Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

           $1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                  Updated Computational Materials as of 9/17/97
                  ---------------------------------------------
            (updated and/or additional information in italics below)

                         Updated Computational Materials

                          Delinquency and Loss Triggers

Delinquency Trigger:

o After the Stepdown Date, a Delinquency Trigger Event has occurred if on any Payment Date 50% of the Three Month Rolling Average of 60+ Day Delinquent Loans equals or exceeds the Senior Specified Enhancement Percentage
     (8.60% = 2.15 X 4.0%).

o Upon the occurrence and continuance of a Delinquency Trigger Event, the Class A Certificates will receive 100% of all principal distribution amounts (excluding excess interest) until the Senior Enhancement Percentage equals 50% of the Three Month Rolling Average of 60+ Day Delinquent Loans.

o Once achieved, principal distribution will be made available to the subordinated classes in the original manner outlined except that the Class A Certificates must maintain their new target (1-(50% of the Three Month Rolling Average 60+ Day Delinquent Loans)).

o No additional overcollateralization will be built so long as the overcollateralization target of 2.15% of the outstanding pool balance is met, but no further step-downs of overcollateralization are allowed.

o If the Delinquency Trigger becomes cured, the Senior Enhancement Percentage will decrease accordingly until the Senior Specified Enhancement Percentage reached.

Cumulative Realized Loss Trigger Event:

o A Cumulative Realized Loss Trigger Event occurs on any date of determination if the amount of Cumulative Realized Losses expressed as a percentage of the original aggregate loan balance of the Fixed and Adjustable Rate Loan Groups equals or exceeds the following amounts:

Date                                                                 Percentages
October 1997-September 1999                                          1.05%
October 1999-September 2000                                          1.80%
October 2000-September 2001                                          2.40%
October 2001-September 2002                                          2.85%
October 2002 and thereafter                                          3.00%


o Upon the occurrence and during the continuance of a Cumulative Realized Loss Trigger Event, the overcollateralization amount shall increase to approximately [2.14%] of the original aggregate balance of the Fixed and Adjustable Rate Loan Groups.

o The Class A Certificates will receive the product of (x) 93.55% minus the percentage equivalent of a fraction, the numerator of which is 7,625,000 (the overcollateralization floor amount) and the denominator of which is the outstanding aggregate Loan Balance of the Home Equity Loans and (y) the current outstanding aggregate Loan Balance of the Home Equity Loans.

o    Upon a cure, overcollateralization will step down to the original levels prior the occurrence of a Cumulative Realized Loss Trigger Event (2.15% of the aggregate pool balance).

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 2
                                                                    BEAR STEARNS

[LOGO] BEAR STEARNS                                     BEAR, STEARNS & CO. INC.
ATLANTA o BEIJING o BOSTON o                       ASSET-BACKED SECURITIES GROUP
BUENOS AIRES o  CHICAGO o DALLAS                                 245 Park Avenue
DUBLIN o GENEVA o HONG KONG o                           New York, New York 10167
LONDON o LOS ANGELES                          (212) 272-2000; (212) 272-7294 fax
LUGANO o NEW YORK o PARIS o
SAN FRANCISCO o SAO PAOLO
SHANGAI o  SINGAPORE o TOKYO o
WASHINGTON, DC



      ContiMortgage Home Equity Loan Trust 1997-4: Computational Materials

--------------------------------------------------------------------------------
Fax to:                                                 Date:        9/15/97
Company:                               # Pages (incl. cover):        52
Fax No:                                             Phone No:
--------------------------------------------------------------------------------
From:                                               Phone No:
--------------------------------------------------------------------------------

                STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES,
                    PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials

                                                         -----------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Final
                                                                                Scheduled
          Class Size                          Expected Ratings     Average     Payment Date     Payment                    Spread to
Class(2) ($ millions)       Tranche Type      (Moody's/Fitch/     Life (3,4)                  Window (3,4)       Day Count   Bench
                                                    S&P)
====================================================================================================================================
  A-1        235        Fixed Sequential PAC    Aaa/AAA/AAA     0.50 years/MAT   03/15/08   10/97-8/98 / 11 mo.   30/360
  A-2        166        Fixed Sequential PAC    Aaa/AAA/AAA     1.15 years/MAT   02/15/12   08/98-02/99 / 7 mo.   30/360
  A-3        307        Fixed Sequential PAC    Aaa/AAA/AAA     2.04 years/MAT   07/15/12  02/99-06/00 / 17 mo.   30/360
  A-4        100        Fixed Sequential PAC    Aaa/AAA/AAA     3.04 years/MAT   07/15/12  06/00-03/01 / 10 mo.   30/360
  A-5        132        Fixed Sequential PAC    Aaa/AAA/AAA     4.05 years/MAT   02/15/12  03/01-07/02 / 17 mo.   30/360
  A-6         39        Fixed Sequential PAC    Aaa/AAA/AAA     5.09 years/MAT   10/15/13   07/02-03/03 / 9 mo.   30/360
  A-7       95.25       Fixed Sequential PAC    Aaa/AAA/AAA     6.95 years/MAT   09/15/16  03/03-12/07 / 58 mo.   30/360
  A-8      137.50        Floater Companion      Aaa/AAA/AAA     1.25 years/CALL  02/15/22  10/97-10/00 / 37 mo.  Actual/360
  A-9      267.50    Auction Rate Companion(5)  Aaa/AAA/AAA     7.37 years/MAT   10/15/28  10/00-07/12 / 142 mo. Actual/360
  B-1F      45.75         Fixed Subordinate    Baa3/BBB/BBB-    5.14 years/MAT   10/15/28  10/00-12/06 / 75 mo.   30/360
 A-7IO       ---          Interest Only (6)     Aaa/AAA/AAAr                                                      30/360
------------------------------------------------------------------------------------------------------------------------------------
 Total      $1,525               --                  --               --            --     --Home Equity Loans--     --        --
------------------------------------------------------------------------------------------------------------------------------------

(1) The information presented is based on a representative cut-off pool as of the 9/1/97 statistical calculation date.
(2) All Classes are backed by the cashflows from the fixed and adjustable rate collateral on a combined basis.
(3)  See "Pricing Prepayment Speed" below.
(4) Fixed Rate tranches are priced to maturity; Class A-8 Certificates are priced to call. The spread to LIBOR of the Floating Rate Class A-8 Certificates doubles after the clean-up call date. The WAL of Class A-8 Certificates does not change when run to maturity.
(5) The pass-through rate on the Class A-9 Certificates will be determined pursuant to Auction Procedures. The Auction Rate Companion will be managed by Merrill Lynch and Lehman Brothers only.
(6)  Merrill Lynch sole managed.

Seller and Servicer:         ContiMortgage Corporation

Trustee:                     Manufacturers and Traders Trust Company

Managers:                    Merrill Lynch (lead manager), ContiFinancial
                             Services Corporation, Bear Stearns, Credit Suisse
                             First Boston, Greenwich Capital Markets, Lehman
                             Brothers, Morgan Stanley Dean Witter (co-managers)

Fixed Rate Certificates:     All the triple-A Fixed Rate Certificates will be
                             Planned Amortization Class ("PAC") Certificates.
                             The PAC classes will pay principal according to the amortization schedule specified below. The triple-

                             B Fixed Rate Certificates will not be a PAC class and will provide credit support to the triple-A Fixed and Floating Rate Certificates.

Floating Rate Certificates:  The two Floating Rate Certificates will be triple-
                             AAA rated and will be companions to the PAC classes in terms of principal repayment

Pricing Prepayment Speed:    125% of the prepayment assumption ("PPC") will be
                             applied to the Fixed Rate Group for pricing purposes. 100% PPC describes prepayments starting at 4.0% CPR in month 1, increasing by 1.455% CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter. 30% CPR will be applied to the Adjustable Rate Group for pricing purposes.

Expected Pricing Date:       September 18, 1997.

Cut-Off Date                 Close of Business September 12, 1997

Expected Settlement:         September 25, 1997 through DTC, Euroclear or CEDEL.

Beginning Accrual Period     Fixed Rate Certificates, Class A-7IO:
                             September 13, 1997

First Period # Days          Fixed Rate Certificates, Class  A-7IO: 18 days
Interest Distribution

Distribution Dates:          The 15th of each month, beginning October, 1997.

Optional Call:               10% Clean-up call (10% of original aggregate
                             loan balances).

Net  Available Funds Cap:    The Floating Rate Certificates will be subject to
                             an available funds cap equal to the weighted average coupon rate of the aggregate Fixed and Adjustable Rate Home Equity Loans less the sum of:
                             (a) an amount, expressed as a annual percentage rate across the aggregate pool balance, equal to the sum of the Servicing Fee, the Trustee Fee, the Certificate Insurer Fee and the Broker Dealer Fee
                             (for the Class A-9 only), in each case due with respect to the related period, (b) a 0.50% credit enhancement carve out and (c) for the first 30
                             Payment Dates only the product of (i) 8.50% per annum and (ii) the Class A-7IO Notional Principal
                             Amount divided by the aggregate pool balance. Tax
                             Status: REMIC

ERISA Eligibility:           The Class A certificates are ERISA eligible.

SMMEA Eligibility:           None of the offered certificates are SMMEA
                             eligible.




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 2
                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------

Transaction Structure Overview
------------------------------

o Principal and interest from the Fixed Rate Loan Group and Adjustable Rate Loan Group will be combined to pay principal and interest on the Class A and Class B-1F Certificates.

o    MBIA will wrap the Class A Certificates only (Class A1- A-9, A7IO).

o The Class A-1 through Class A-7 Certificates will be Planned Amortization Class ("PAC") Certificates

     1. The PAC certificates will pay principal sequentially according to the amortization schedule below

     2.   The PAC prepayment bands are:

               FRMs - 100% PPC to 190% PPC
               ARMs - 24% CPR to 45.6% CPR

o The Class A-8 and Class A-9 Certificates will be sequential companion bonds.

o The Pass-Through Rate on the Class A-9 Certificates will be determined pursuant to monthly Auction Rate Procedures.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 3
                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------

PAC Schedule
------------

                                                          Principal Payment
         ---------------------------------------------------------------------------------------------------------------------------
 Period     Class A-1        Class A-2        Class A-3         Class A-4        Class A-5         Class A-6         Class A-7
         ---------------------------------------------------------------------------------------------------------------------------
    0      235,000,000.00  166,000,000.00    307,000,000.00   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
    1      225,141,521.87  166,000,000.00    307,000,000.00   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
    2      207,411,725.10  166,000,000.00    307,000,000.00   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
    3      188,491,295.50  166,000,000.00    307,000,000.00   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
    4      168,392,051.29  166,000,000.00    307,000,000.00   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
    5      147,130,720.45  166,000,000.00    307,000,000.00   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
    6      120,210,051.55  166,000,000.00    307,000,000.00   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
    7       92,421,344.83  166,000,000.00    307,000,000.00   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
    8       63,541,328.69  166,000,000.00    307,000,000.00   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
    9       35,718,840.58  166,000,000.00    307,000,000.00   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
   10        9,074,642.17  166,000,000.00    307,000,000.00   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
   11                0.00  148,513,798.46    307,000,000.00   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
   12                0.00  122,484,516.05    307,000,000.00   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
   13                0.00   96,975,414.70    307,000,000.00   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
   14                0.00   71,975,626.67    307,000,000.00   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
   15                0.00   47,475,001.35    307,000,000.00   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
   16                0.00   23,463,810.22    307,000,000.00   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
   17                0.00            0.00    306,932,437.33   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
   18                0.00            0.00    283,871,037.11   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
   19                0.00            0.00    261,670,182.65   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
   20                0.00            0.00    239,120,606.77   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
   21                0.00            0.00    217,413,311.85   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
   22                0.00            0.00    196,139,480.47   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
   23                0.00            0.00    175,312,962.75   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
   24                0.00            0.00    154,901,897.40   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
   25                0.00            0.00    134,898,013.09   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
   26                0.00            0.00    115,293,203.86   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
   27                0.00            0.00     96,079,525.82   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
   28                0.00            0.00     77,249,193.88   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00

   29                0.00            0.00     58,794,578.54   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
   30                0.00            0.00     40,708,202.77   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
   31                0.00            0.00     22,982,738.93   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
   32                0.00            0.00      5,611,005.78   100,000,000.00   132,000,000.00     39,000,000.00    95,250,000.00
   33                0.00            0.00              0.00    88,585,965.52   132,000,000.00     39,000,000.00    95,250,000.00
   34                0.00            0.00              0.00    71,900,720.89   132,000,000.00     39,000,000.00    95,250,000.00
   35                0.00            0.00              0.00    55,551,704.95   132,000,000.00     39,000,000.00    95,250,000.00
   36                0.00            0.00              0.00    39,528,972.15   132,000,000.00     39,000,000.00    95,250,000.00
   37                0.00            0.00              0.00    39,528,972.15   132,000,000.00     39,000,000.00    95,250,000.00
   38                0.00            0.00              0.00    39,528,972.15   132,000,000.00     39,000,000.00    95,250,000.00
   39                0.00            0.00              0.00    28,232,735.99   132,000,000.00     39,000,000.00    95,250,000.00
   40                0.00            0.00              0.00    15,821,374.21   132,000,000.00     39,000,000.00    95,250,000.00
   41                0.00            0.00              0.00     3,930,708.27   132,000,000.00     39,000,000.00    95,250,000.00
   42                0.00            0.00              0.00             0.00   124,538,786.57     39,000,000.00    95,250,000.00
   43                0.00            0.00              0.00             0.00   113,624,589.88     39,000,000.00    95,250,000.00
   44                0.00            0.00              0.00             0.00   103,167,991.32     39,000,000.00    95,250,000.00
   45                0.00            0.00              0.00             0.00    93,149,718.15     39,000,000.00    95,250,000.00
   46                0.00            0.00              0.00             0.00    83,551,315.17     39,000,000.00    95,250,000.00
   47                0.00            0.00              0.00             0.00    74,355,109.71     39,000,000.00    95,250,000.00
   48                0.00            0.00              0.00             0.00    65,544,178.15     39,000,000.00    95,250,000.00
   49                0.00            0.00              0.00             0.00    57,102,313.89     39,000,000.00    95,250,000.00
   50                0.00            0.00              0.00             0.00    49,013,996.67     39,000,000.00    95,250,000.00
   51                0.00            0.00              0.00             0.00    41,264,363.27     39,000,000.00    95,250,000.00
   52                0.00            0.00              0.00             0.00    33,839,179.44     39,000,000.00    95,250,000.00
   53                0.00            0.00              0.00             0.00    26,724,813.03     39,000,000.00    95,250,000.00
   54                0.00            0.00              0.00             0.00    19,908,208.33     39,000,000.00    95,250,000.00
   55                0.00            0.00              0.00             0.00    13,376,861.45     39,000,000.00    95,250,000.00
   56                0.00            0.00              0.00             0.00     7,118,796.82     39,000,000.00    95,250,000.00
   57                0.00            0.00              0.00             0.00     1,122,544.68     39,000,000.00    95,250,000.00
   58                0.00            0.00              0.00             0.00             0.00     34,377,119.51    95,250,000.00
   59                0.00            0.00              0.00             0.00             0.00     28,871,999.45    95,250,000.00
   60                0.00            0.00              0.00             0.00             0.00     23,597,106.55    95,250,000.00


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 4
                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------


PAC Schedule
------------

                                                          Principal Payment
         ---------------------------------------------------------------------------------------------------------------------------
 Period  Class A-1      Class A-2        Class A-3         Class A-4        Class A-5        Class A-6            Class A-7
         ---------------------------------------------------------------------------------------------------------------------------
  61       0.00            0.00              0.00              0.00            0.00         18,542,787.88        95,250,000.00
  62       0.00            0.00              0.00              0.00            0.00         13,699,797.48        95,250,000.00
  63       0.00            0.00              0.00              0.00            0.00          9,059,279.07        95,250,000.00
  64       0.00            0.00              0.00              0.00            0.00          4,612,749.47        95,250,000.00
  65       0.00            0.00              0.00              0.00            0.00            352,082.79        95,250,000.00
  66       0.00            0.00              0.00              0.00            0.00                  0.00        91,519,495.24
  67       0.00            0.00              0.00              0.00            0.00                  0.00        87,607,530.63
  68       0.00            0.00              0.00              0.00            0.00                  0.00        83,859,046.49
  69       0.00            0.00              0.00              0.00            0.00                  0.00        80,267,200.75
  70       0.00            0.00              0.00              0.00            0.00                  0.00        76,604,793.40
  71       0.00            0.00              0.00              0.00            0.00                  0.00        72,996,525.82
  72       0.00            0.00              0.00              0.00            0.00                  0.00        69,539,013.28
  73       0.00            0.00              0.00              0.00            0.00                  0.00        66,225,951.21
  74       0.00            0.00              0.00              0.00            0.00                  0.00        63,051,299.82
  75       0.00            0.00              0.00              0.00            0.00                  0.00        60,009,272.86
  76       0.00            0.00              0.00              0.00            0.00                  0.00        57,094,326.93
  77       0.00            0.00              0.00              0.00            0.00                  0.00        54,301,151.22
  78       0.00            0.00              0.00              0.00            0.00                  0.00        51,624,657.68
  79       0.00            0.00              0.00              0.00            0.00                  0.00        49,059,971.61
  80       0.00            0.00              0.00              0.00            0.00                  0.00        46,602,422.68
  81       0.00            0.00              0.00              0.00            0.00                  0.00        44,247,536.30
  82       0.00            0.00              0.00              0.00            0.00                  0.00        41,991,025.34
  83       0.00            0.00              0.00              0.00            0.00                  0.00        39,828,782.26
  84       0.00            0.00              0.00              0.00            0.00                  0.00        37,756,871.54
  85       0.00            0.00              0.00              0.00            0.00                  0.00        35,771,522.41
  86       0.00            0.00              0.00              0.00            0.00                  0.00        33,869,121.95
  87       0.00            0.00              0.00              0.00            0.00                  0.00        32,046,208.42
  88       0.00            0.00              0.00              0.00            0.00                  0.00        30,299,464.89
  89       0.00            0.00              0.00              0.00            0.00                  0.00        28,625,713.18
  90       0.00            0.00              0.00              0.00            0.00                  0.00        27,021,908.01
  91       0.00            0.00              0.00              0.00            0.00                  0.00        25,485,131.41
  92       0.00            0.00              0.00              0.00            0.00                  0.00        24,012,587.37
  93       0.00            0.00              0.00              0.00            0.00                  0.00        22,601,596.74
  94       0.00            0.00              0.00              0.00            0.00                  0.00        21,249,592.28
  95       0.00            0.00              0.00              0.00            0.00                  0.00        19,954,114.01
  96       0.00            0.00              0.00              0.00            0.00                  0.00        18,712,804.68
  97       0.00            0.00              0.00              0.00            0.00                  0.00        17,523,405.45
  98       0.00            0.00              0.00              0.00            0.00                  0.00        16,383,751.81
  99       0.00            0.00              0.00              0.00            0.00                  0.00        15,291,769.57
  100      0.00            0.00              0.00              0.00            0.00                  0.00        14,245,471.11
  101      0.00            0.00              0.00              0.00            0.00                  0.00        13,242,951.73
  102      0.00            0.00              0.00              0.00            0.00                  0.00        12,282,386.21
  103      0.00            0.00              0.00              0.00            0.00                  0.00        11,362,025.45
  104      0.00            0.00              0.00              0.00            0.00                  0.00        10,480,193.29

  105      0.00            0.00              0.00              0.00            0.00                  0.00         9,635,283.46
  106      0.00            0.00              0.00              0.00            0.00                  0.00         8,825,756.67
  107      0.00            0.00              0.00              0.00            0.00                  0.00         8,050,137.78
  108      0.00            0.00              0.00              0.00            0.00                  0.00         7,307,013.14
  109      0.00            0.00              0.00              0.00            0.00                  0.00         6,595,028.01
  110      0.00            0.00              0.00              0.00            0.00                  0.00         5,912,884.10
  111      0.00            0.00              0.00              0.00            0.00                  0.00         5,912,884.10
  112      0.00            0.00              0.00              0.00            0.00                  0.00         5,286,741.87
  113      0.00            0.00              0.00              0.00            0.00                  0.00         4,686,861.59
  114      0.00            0.00              0.00              0.00            0.00                  0.00         4,117,265.89
  115      0.00            0.00              0.00              0.00            0.00                  0.00         3,571,434.54
  116      0.00            0.00              0.00              0.00            0.00                  0.00         3,048,380.11
  117      0.00            0.00              0.00              0.00            0.00                  0.00         2,547,156.19
  118      0.00            0.00              0.00              0.00            0.00                  0.00         2,066,855.68
  119      0.00            0.00              0.00              0.00            0.00                  0.00         1,606,609.16
  120      0.00            0.00              0.00              0.00            0.00                  0.00         1,165,583.32
  121      0.00            0.00              0.00              0.00            0.00                  0.00           742,979.44
  122      0.00            0.00              0.00              0.00            0.00                  0.00           338,031.98
  123      0.00            0.00              0.00              0.00            0.00                  0.00                 0.00


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 5
                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------


Credit Enhancement for Fixed and Floating Rate Certificates
-----------------------------------------------------------

o    Class A1-A9 Credit Enhancement:

     1.   Excess cash;
     2. Overcollateralization building up to a requirement of 1.0% of the aggregate original loan balance;
     3. Subordination of Class B-1F certificates, totaling 3.0% of the aggregate original loan balance;

     4.   MBIA surety.

o    Class B-1F Credit Enhancement:

     1.   Excess cash

     2. Overcollateralization building up to a requirement of 1.0% of the aggregate original loan balance.

Excess Cash
-----------

Excess cash will equal the difference between the interest payments received on the aggregate home equity loans net of the Servicing Fee, Surety Bond Fee, Trustee Fee, Auction Agent Fee and Certificate Interest.


Overcollateralization
---------------------

     1. Before the Stepdown Date, overcollateralization initially builds to 1.0% of the aggregate original loan balance of the Fixed and Adjustable Rate Loan Groups (subject to the MBIA performance triggers);
     2. On and after the Stepdown Date, and so long as no trigger event is in effect, the overcollateralization will step down monthly to 2.15% of the outstanding aggregate loan balance of the Fixed and Adjustable Rate Loan Groups;
     3. The overcollateralization step down will be subject to a floor of 0.50% of the aggregate original loan balance of the Fixed and Adjustable Rate Loan Groups (subject to MBIA trigger events).
     4. There will be no funding of the overcollateralization for the first 5 months of the transaction (until March 15, 1998).

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 6
                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------

Interest Cashflow Priority

--------------------------

o Interest Collections (net of Servicing and Trustee Fees) will be allocated in the following priority:
     1.   Current Interest and Carry-over Interest to the Class A Certificates
     2.   Current Interest to the Class B Certificates
     3.   To the overcollateralization to build up to its target amount
     4.   To Monthly Excess Cashflow Amounts

Principal Cashflow Priority
---------------------------

o Principal Collections (including accelerated cash to build overcollateralization) will be allocated in the following priority prior to the Stepdown Date(October 2000) if no trigger event is in effect:
     1. First sequentially to the Class A PAC bonds to their scheduled balance;
     2.   Remaining principal to Class A-8 floater companion until retired;
     3. Remaining principal to Class A-9 Auction Rate Floater companion until retired;
     4. Remaining principal sequentially to the Class A PAC bonds until retired;
     5.   Remaining principal to Class B1-F Certificate.

o Principal Collections (including accelerated cash to build overcollateralization) will be allocated in the following priority on and after the Stepdown Date(October 2000) if no trigger event is in effect:
     1. Determine the Triple A Principal Distribution Amount per the Subordination Test (as described below);
     2. First sequentially to the Class A PAC bonds to their scheduled balance to the extent that triple A principal is available;
     3. Remaining Triple A principal to the Class A-8 floater companion until retired;
     4. Remaining Triple A principal to the Class A-9 Auction Rate Floater companion until retired;
     5.   Sequentially to the Class A PAC bonds until retired.
     6. Non Triple A principal amounts to the Class B1-F Certificates on or after the Step Down Date until retired.
     7.   Monthly Excess Cashflow amounts.

o Collections of Principal (including accelerated cash) on and after the stepdown date (October 2000), and if no trigger event is in effect will be allocated in the following priority:

          Pay Class A bonds and Class B-1F pro-rata in accordance with enhancement targets, equal to 2.15 times the initial enhancement for each class:

                                  Targeted % of Pool   Target Credit Enhancement
                                  ------------------   -------------------------
          Class A                        91.40%                8.60%
          Class B-1F                      6.45                 2.15
          Overcollateralization           2.15
                                          ----

                                          100%


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 7
                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------


Principal Cashflow Priority (Class BF-1 Subordinated Certificates):
-------------------------------------------------------------------

o The Class B Certificates will not receive payments of principal until on and after the Stepdown Date, or if a trigger event is in effect.


Subordination Test (To determine Triple A Principal Distribution Amount):
-------------------------------------------------------------------------

o Before the Stepdown Date, the Class A Certificates receive 100% of the collateral principal revenues and the excess cash to build to an OC target of 1.00% (based on the aggregate original balance). After the Stepdown Date, the Class A Certificates receive collateral principal to maintain 8.60% credit enhancement.


Step Down Date:
---------------

o The earlier of: (i) the later of (a) the October 2000 Payment Date and (b) the first Payment Date on which the Senior Enhancement Percentage (i.e. the sum of the Subordinated Certificates and OC amount divided by the aggregate of the Fixed and Adjustable Rate Home Equity Loans) is at least 8.60%, and
     (ii) the Payment Date on which the aggregate Class A Balance has been reduced to zero.


Senior Enhancement Percentage:
------------------------------


o The percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Subordinated Certificates and (ii) the Overcollateralization Amount by (y) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period.


Application of Monthly Excess Cashflow Amounts:
-----------------------------------------------

o Monthly Excess Cashflow Amounts which equal the sum of Monthly Excess Interest Amounts and Overcollateralization Release Amounts will be allocated in the following priority:

     1.   Class A Interest Carry Forward Amount
     2.   Extra Principal Distribution Amount
     3.   Class B Interest Carry Forward Amount
     4.   Unpaid Class B Realized Loss Amortization Amounts
     5.   Servicer for any unreimbursed Delinquency Advances or Servicing
          Advances
     6.   Class C Certificates
     7.   Class R Certificates


Note: Interest will not accrue or be payable on any written down amounts with respect to the Class B1-F Certificates.



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 8
                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------


Delinquency Trigger:
--------------------

o After the Stepdown Date, a Delinquency Trigger Event has occurred if on any Payment Date 50% of the 60+ Day Delinquencies (including Bankruptcies, Foreclosures and REO properties) equals or exceeds the Senior Specified Enhancement Percentage (8.60% = 2.15 X 4.0%).

o Upon the occurrence and continuance of a Delinquency Trigger Event, the Class A Certificates will receive 100% of all principal distribution amounts (excluding excess interest).

Cumulative Realized Loss Trigger Event:
---------------------------------------
o A Cumulative Realized Loss Trigger Event occurs on any date of determination if the amount of Cumulative Realized Losses expressed as a percentage of the original aggregate loan balance of the Fixed and Adjustable Rate Loan Groups equals or exceeds the following amounts:

Date                                                Percentages
October 1997-September 1999                         1.05%
October 1999-September 2000                         1.80%
October 2000-September 2001                         2.40%
October 2001-September 2002                         2.85%
October 2002 and thereafter                         3.00%


o Upon the occurrence and during the continuance of a Cumulative Realized Loss Trigger Event, the overcollateralization amount shall increase to 2.50% of the aggregate original balance of the Fixed and Adjustable Rate Loan Groups


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 9
                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------


                             Collateral Description
                             ----------------------


o Collateral statistics are based on a representative pool as of close of business August 31, 1997 (the "statistical calculation date"). The actual statistics may vary.

                                              ARM Portfolio                                  Fixed Rate Portfolio
                                              -------------                                  --------------------
Total Outstanding Balance:       $375,719,436                                      $1,035,913,374

Number of Loans:                 4,023                                             17,279

Average Remaining Balance:       $93,392.85 (range: $11,000.00 - $449,846.40)      $59,952.16 (range: $4,511.00 - $450,000.00)

Interest Rate Index:             o   18.69% 6-month LIBOR                          o   100.00% fixed rate loans
                                 o   68.19% 2/28 adjustment
                                 o   13.12% 3/27 adjustment

 Amortization Method:            99.94% fully amortizing / 0.06% balloons          47.64% fully amortizing / 52.36% balloons

WA Gross Coupon:                 10.362% (range: 6.250% - 15.900%)                 11.382% (range: 5.875% - 19.990%)

WA Gross Margin /
WA Life Cap:                     6.242% Margin / 16.640% Cap                       N/A

WA Periodic Interest Rate Caps:  1.067%                                            N/A

WA Months to Roll:               20.41 months                                      N/A

Original Weighted Average Term:  359.51 months (range: 120-360 months)             217.78 months (range:  60-360 months)

Remaining Weighted Average
Term:
                                 358.42 months (range:  119 - 360 months)          216.28 months (range:  54 - 360 months)

Seasoning:                       1.09 months (range:  0 - 16)                      1.50 months (range:  0 - 61 months)

Lien Position:                   100% first                                        93.70% first / 6.30% second

Original LTV Ratio:              77.46% (range: 10.58% - 100.00%)                  73.56% (range:  3.25% - 100.00%)

Original CLTV Ratio:             N/A                                               76.56% (range:  9.17% - 113.90%)

WA Debt to Income Ratio:         40.12% (range:  2.00% - 74.00%)                   38.13% (range:  1.00% -83.00%)

Credit Grade:                    55.49% A, 27.36% B, 14.49% C, 2.62% D, 0.04% M    56.67% A, 24.12% B, 15.30% C, 3.66% D, 0.25 M

Documentation:                   81.14% full doc, 9.62% no income verification,    89.50% full doc, 6.41% no income verification,
                                 9.20% no doc, 0.04% mixed use                     3.84% no doc, 0.25% mixed use


Property Type:                   87.74% single family, 3.45% 2-4 family, 5.06%     89.49% single family, 5.82% 2-4 family, 1.05%
                                 PUD, 3.75% other                                  PUD, 3.64% other


Owner Occupancy:                 95.37% owner occupied, 4.63% investor owned       96.12% owner occupied, 3.88% investor owned

Loan Purpose:                    54.35% debt consolidation and home improvement,   81.00% debt consolidation and home improvement,
                                 32.59% purchase, 13.06% other                     11.25% purchase, 7.75.% other

Geographic Distribution:         CA (17.20%), MI (12.19%), UT (5.88%), OH (5.77%), MI (9.99%), OH (9.44%), NC (7.18%), IL (6.77%),
                                 WA (5.69%), CO (5.46%)                            FL (6.72%), PA (6.30%), NY (5.75%),IN (5.07%)
                                 with all remaining states under 5.0%              with all remaining states under 5.0%


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 10
                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------


Fixed Rate Collateral

Range of                                        Outstanding      Pct.
Outstanding                                      Principal       of
Principal Balance               Count             Balance       Total
--------------------------  --------------   ---------------- ---------
       0.01 -    25,000.00            2,508        47,879,659      4.62
  25,000.01 -    50,000.00            6,102       230,736,131     22.27
  50,000.01 -    75,000.00            4,490       274,484,651     26.50
  75,000.01 -   100,000.00            2,026       175,277,137     16.92
 100,000.01 -   125,000.00            1,052       117,055,480     11.30
 125,000.01 -   150,000.00              502        68,199,769      6.58
 150,000.01 -   175,000.00              239        38,702,123      3.74
 175,000.01 -   200,000.00              142        26,736,676      2.58
 200,000.01 -   225,000.00               72        15,202,838      1.47
 225,000.01 -   250,000.00               46        10,932,460      1.06
 250,000.01 -   275,000.00               32         8,312,643      0.80
 275,000.01 -   300,000.00               23         6,634,832      0.64
 300,000.01 -   325,000.00               15         4,672,701      0.45
 325,000.01 -   350,000.00               14         4,740,790      0.46
 350,000.01 -   400,000.00               11         4,155,294      0.40

 400,000.01 -   450,000.00                5         2,190,187      0.21
--------------------------   --------------  ---------------- ---------
                    Total:           17,279     1,035,913,374       100
--------------------------   --------------  ---------------- ---------
        Min:      4511.19
        Max:   450,000.00
     Average:  59,952.16:
--------------------------   --------------  ---------------- ---------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 11
                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------


Fixed Rate Collateral

                                                Outstanding      Pct.
                                                 Principal       of
Range of Coupons                 Count            Balance       Total
-------------------------   --------------   ---------------- ---------
5.01 -    6.00                           1             86,162      0.01
6.01 -    7.00                           1            277,532      0.03
7.01 -    8.00                          37          2,824,927      0.27
8.01 -    9.00                         588         48,280,967      4.66
9.01 -    10.00                      2,316        171,316,191     16.54
10.01 -  11.00                       4,035        273,205,488     26.37
11.01-   12.00                       3,983        243,452,989     23.50
12.01 -   13.00                      3,114        163,546,431     15.79
13.01 -   14.00                      1,660         74,631,497      7.20
14.01 -   15.00                        916         35,636,155      3.44
15.01 -   16.00                        337         13,372,085      1.29
16.01 -   17.00                        185          5,694,999      0.55
17.01 -   18.00                         89          2,939,927      0.28
18.01 -   19.00                         15            561,458      0.05
19.01 -   20.00                         2              86,565      0.01
-------------------------   --------------   ---------------- ---------
Total:                              17,279      1,035,913,374       100

-------------------------   --------------   ---------------- ---------
Min:  5.88
Max:  19.99
WAC:   11.38
-------------------------   --------------   ---------------- ---------



Range of                                      Outstanding        Pct.
Remaining                                      Principal          of
Terms to Maturity               Count           Balance          Total
-------------------------   --------------   ---------------- ---------
0 - 120                                884         25,635,295      2.47
121 - 180                           11,384        683,811,604     66.01
181 - 240                            2,613        146,954,931     14.19
241 - 300                               65          4,030,859      0.39
301 - 360                            2,333        175,480,684     16.94
-------------------------   --------------   ---------------- ---------
Total:                              17,279      1,035,913,374       100
-------------------------   --------------   ---------------- ---------
Min:   54
Max:   360
Weighted Average:  216.28
-------------------------   --------------   ---------------- ---------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 12
                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------


Fixed Rate Collateral

Range of                                      Outstanding        Pct.
Remaining                                      Principal          of
Terms to Maturity               Count           Balance          Total
-------------------------   --------------   ---------------- ---------
0 -  120                               884         25,635,295      2.47

121 -180                            11,384        683,811,604     66.01
181- 240                             2,613        146,954,931     14.19
241- 300                                64          3,863,914      0.37
301- 360                              2334        175,647,630     16.96
-------------------------   --------------   ---------------- ---------
Total:                              17,279      1,035,913,374       100
-------------------------   --------------   ---------------- ---------
Min:  60
Max:   360
Weighted Average:  217.78
-------------------------   --------------   ---------------- ---------



                                              Outstanding       Pct.
Range of                                       Principal         of
Seasoning                       Count           Balance         Total
-------------------------   --------------   ---------------- ---------
0 - 1                                9,226        561,959,509     54.25
2 - 12                               8,047        473,384,716     45.70
13>=                                     6            569,149      0.05
-------------------------   --------------   ---------------- ---------
Total:                              17,279      1,035,913,374       100
-------------------------   --------------   ---------------- ---------
Min:  0
Max:   61
Weighted Average:  1.50
-------------------------   --------------   ---------------- ---------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 13
                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------


Fixed Rate Collateral

                                                Outstanding     Pct.

Range of                                         Principal       of
Original LTV                    Count             Balance       Total
-------------------------   --------------   ---------------- ---------
0.01 -     5.00                          3             34,167      0.00
5.01 -    10.00                         72          1,360,826      0.13
10.01 -   15.00                        408          8,706,658      0.84
15.01 -   20.00                        507         12,831,796      1.24
20.01 -   25.00                        459         13,737,087      1.33
25.01 -   30.00                        374         12,163,326      1.17
30.01 -   35.00                        359         12,431,577      1.20
35.01 -   40.00                        326         11,731,297      1.13
40.01 -   45.00                        364         14,305,774      1.38
45.01 -   50.00                        597         22,784,747      2.20
50.01 -   55.00                        427         18,131,638      1.75
55.01 -   60.00                        705         32,613,591      3.15
60.01 -   65.00                        971         51,212,053      4.94
65.01 -   70.00                      1,494         84,091,381      8.12
70.01 -   75.00                      1,967        120,793,803     11.66
75.01 -   80.00                      4,004        271,836,904     26.24
80.01 >=                             4,242        347,146,749     33.51
-------------------------   --------------   ---------------- ---------
Total:                              17,279      1,035,913,374       100
-------------------------   --------------   ---------------- ---------
Min:  3.25
Max:   100.00
Weighted Average:   73.56
-------------------------   --------------   ---------------- ---------



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 14
                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------


Fixed Rate Collateral

                                               Outstanding       Pct.

                                                Principal         of
Original CLTV                   Count            Balance         Total
-------------------------   --------------   ---------------- ---------
5.01  -   10.00                          3             40,460      0.00
10.01 -   15.00                         25            479,737      0.05
15.01 -   20.00                         58          1,212,376      0.12
20.01 -   25.00                         81          1,969,343      0.19
25.01 -   30.00                        121          3,488,218      0.34
30.01 -   35.00                        186          5,542,873      0.54
35.01 -   40.00                        226          7,391,090      0.71
40.01 -   45.00                        304         10,702,258      1.03
45.01 -   50.00                        585         21,630,565      2.09
50.01 -   55.00                        432         17,756,637      1.71
55.01 -   60.00                        749         33,600,897      3.24
60.01 -   65.00                      1,039         53,328,642      5.15
65.01 -   70.00                      1,643         88,947,692      8.59
70.01 -   75.00                      2,239        129,387,001     12.49
75.01 -   80.00                      4,581        289,602,152     27.96
80.01 >=                             5,007        370,833,434     35.80
-------------------------   --------------   ---------------- ---------
Total:                              17,279      1,035,913,374      100
-------------------------   --------------   ---------------- ---------
Min: 9.17
Max: 113.90
Weighted Average:  76.56
-------------------------   --------------   ---------------- ---------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 15
                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------


Fixed Rate Collateral

                                               Outstanding     Pct.
                                                Principal       of
Junior Lien Ratio              Count             Balance       Total

-------------------------   --------------   ---------------- ---------
0.00 -    4.99                      15,220        970,660,002     93.70
5.00 -    9.99                          15            211,742      0.02
10.00 -   14.99                        121          2,344,981      0.23
15.00 -   19.99                        315          7,091,752      0.68
20.00 -   24.99                        351          8,797,598      0.85
25.00 -   29.99                        304          9,460,206      0.91
30.00 -   34.99                        242          7,521,870      0.73
35.00 -   39.99                        186          6,460,175      0.62
40.00 -   44.99                        138          4,948,711      0.48
45.00 -   49.99                         91          3,867,787      0.37
50.00 -   54.99                         70          3,255,247      0.31
55.00 -   59.99                         50          2,239,992      0.22
60.00 -   64.99                         42          1,892,485      0.18
65.00 -   69.99                         38          1,779,148      0.17
70.00 -   74.99                         24          1,408,364      0.14
75.00 -   79.99                         22          1,126,480      0.11
80.00 -   84.99                         20            957,570      0.09
85.00 -   89.99                         17            958,437      0.09
90.00 -   94.99                         12            877,189      0.08
95.00 -   99.99                          1             53,638      0.01
-------------------------   --------------   ---------------- ---------
Total:                              17,279      1,035,913,374       100
-------------------------   --------------   ---------------- ---------
Min:   0.00
Max:  95.63
Weighted Average:  37.87*
-------------------------   --------------   ---------------- ---------

*    For Second Liens Only


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 16
                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------


Fixed Rate Collateral


Range of                                        Outstanding      Pct.
Debt to Income                                   Principal        of
Ratio                            Count            Balance       Total
-------------------------   --------------   ---------------- ---------
0.01 -    5.00                          19            745,985      0.07
5.01 -   10.00                         115          5,171,289      0.50
10.01 -   15.00                        415         15,802,042      1.53
15.01 -   20.00                        900         38,101,906      3.68
20.01 -   25.00                      1,507         73,971,818      7.14
25.01 -   30.00                      1,961        105,239,503     10.16
30.01 -   35.00                      2,389        133,965,705     12.93
35.01 -   40.00                      2,702        163,429,645     15.78
40.01 -   45.00                      3,054        205,207,305     19.81
45.01 -   50.00                      3,649        251,858,255     24.31
50.01 -   55.00                        541         40,195,366      3.88
55.01 -   60.00                         24          1,953,069      0.19
60.01 -   65.00                          1             84,674      0.01
75.01 -   80.00                          1             55,112      0.01
80.01-    85.00                          1            131,700      0.01

-------------------------   --------------   ---------------- ---------
Total:                              17,279      1,035,913,374       100
-------------------------   --------------   ---------------- ---------
Min:   1.00
Max:   83.00
Weighted Average:  38.13
-------------------------   --------------   ---------------- ---------




                                              Outstanding        Pct.
                                               Principal          of
Days Delinquent                 Count           Balance         Total
-------------------------   --------------   ---------------- ---------
0-29                                17,080      1,025,146,171     98.96
30-59                                  159          8,494,321      0.82
60-89                                   40          2,272,883      0.22
-------------------------   --------------   ---------------- ---------
Total:                              17,279      1,035,913,374       100
-------------------------   --------------   ---------------- ---------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



                                     Page 17
                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------

Fixed Rate Collateral

                                               Outstanding     Pct.
                                                Principal       of
Product Type                    Count            Balance       Total
-------------------------   --------------   ---------------- ---------
Balloon - 20/15                         13            609,825      0.06
Balloon -30/5                            3            111,439      0.01
Balloon - 30/15                      7,912        541,668,348     52.29
Fixed                                9,351        493,523,762     47.64
-------------------------   --------------   ---------------- ---------
Total:                              17,279      1,035,913,374       100
-------------------------   --------------   ---------------- ---------



                                               Outstanding      Pct.
                                                Principal        of
Lien Position                    Count           Balance        Total
-------------------------   --------------   ---------------- ---------
1st Lien                            15,220        970,660,002     93.70
2nd Lien                             2,059         65,253,372      6.30
-------------------------   --------------   ---------------- ---------
Total:                              17,279      1,035,913,374       100
-------------------------   --------------   ---------------- ---------



                                               Outstanding       Pct.
                                                Principal        of
Balloon                         Count            Balance        Total
-------------------------   --------------   ---------------- ---------
Balloon                              7,928        542,389,612     52.36
Non-Balloon                          9,351        493,523,762     47.64
-------------------------   --------------   ---------------- ---------
Total:                              17,279      1,035,913,374       100
-------------------------   --------------   ---------------- ---------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 18
                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------


Fixed Rate Collateral

                                              Outstanding       Pct.
Property                                       Principal         of
Type                             Count          Balance        Total
-------------------------   --------------   ---------------- ---------
2 Family Residence                     684         42,089,795      4.06
3-4 Family Residence                   211         18,208,441      1.76
High Rise Condo                         10            411,726      0.04
Low Rise Condo                         108          5,737,910      0.55
Manufactured                           527         26,541,636      2.56
Mixed Use-Comrcl                        14          1,537,127      0.15
Mixed Use-Consum                        31          3,353,321      0.32
Pud                                    135         10,910,115      1.05
SFR Attached                           627         31,121,513      3.00
SFR  Detached                       14,932        896,001,791     86.49
-------------------------   --------------   ---------------- ---------
Total:                              17,279      1,035,913,374       100
-------------------------   --------------   ---------------- ---------


                                              Outstanding        Pct.
                                               Principal         of
Loan Purpose                     Count          Balance         Total
-------------------------   --------------   ---------------- ---------
Debt Consol                         13,282        786,083,955     75.88
Purchase                             1,603        116,586,101     11.25
DC & HI Combo                          453         24,525,513      2.37
Other                                1,360         80,286,653      7.75
Home Improve.                          581         28,431,152      2.74
-------------------------   --------------   ---------------- ---------
Total:                              17,279      1,035,913,374       100
-------------------------   --------------   ---------------- ---------



                                               Outstanding       Pct.
Occupancy                                       Principal         of

Status                           Count           Balance         Total
-------------------------   --------------   ---------------- ---------
Investor Owned                         902         40,159,605      3.88
Owner Occupied                      16,377        995,753,769     96.12
-------------------------   --------------   ---------------- ---------
Total:                              17,279      1,035,913,374       100
-------------------------   --------------   ---------------- ---------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 19
                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------

Fixed Rate Collateral

                                           Outstanding          Pct.
                                            Principal            of
States                     Count             Balance            Total
--------------------   --------------   -----------------    -----------
Michigan                      2,091           103,503,187          9.99
Ohio                          1,704            97,750,804          9.44
North Carolina                1,309            74,426,381          7.18
Illinois                      1,188            70,099,176          6.77
Florida                       1,219            69,566,853          6.72
Pennsylvania                  1,121            65,220,462          6.30
New York                        763            59,582,515          5.75
Indiana                       1,097            52,557,999          5.07
New Jersey                      604            50,049,094          4.83
Georgia                         566            36,779,837          3.55
Maryland                        494            34,672,008          3.35
California                      257            26,022,022          2.51
South Carolina                  468            24,221,806          2.34
Massachusetts                   298            23,576,584          2.28
Missouri                        441            19,751,567          1.91
Virginia                        320            19,619,675          1.89
Kentucky                        322            17,868,370          1.72
Tennessee                       272            15,358,085          1.48

Colorado                        194            15,190,957          1.47
Texas                           204            13,101,038          1.26
Minnesota                       209            12,646,218          1.22
Wisconsin                       229            12,173,499          1.18
Utah                            176            11,591,070          1.12
Connecticut                     133            11,264,665          1.09
New Mexico                      159            10,922,321          1.05
Arizona                         155            10,765,993          1.04
Louisiana                       166             9,559,508          0.92
Washington                      102             8,350,526          0.81
Oregon                           85             6,716,132          0.65
Mississippi                     125             5,825,373          0.56
Rhode Island                     84             5,701,508          0.55
Iowa                            120             5,685,865          0.55
District of Columbia             63             5,344,891          0.52
Kansas                           89             4,071,998          0.39
Delaware                         54             3,487,507          0.34
New Hampshire                    41             3,483,921          0.34


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 20
                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------

Fixed Rate Collateral


                                                   Outstanding           Pct.
                                                    Principal            of
States                             Count             Balance            Total
----------------------------   --------------   -----------------    -----------
Oklahoma                                  69           3,254,015          0.31
Nevada                                    40           3,113,708          0.30
Nebraska                                  66           2,890,175          0.28
Arkansas                                  49           2,290,760          0.22
Idaho                                     32           1,754,967          0.17
Hawaii                                    12           1,668,220          0.16

West Virginia                             33           1,366,899          0.13
Maine                                     26           1,263,901          0.12
Montana                                   18           1,152,512          0.11
Wyoming                                    7             366,308          0.04
South Dakota                               4             262,896          0.03
North Dakota                               1              19,600          0.00
----------------------------   --------------   -----------------    -----------
Total:                                17,279       1,035,913,374           100
----------------------------   --------------   -----------------    -----------


                                                   Outstanding           Pct.
                                                    Principal            of
Documentation Level                Count             Balance            Total
----------------------------   --------------   -----------------    -----------
Full Doc -Asset and Income            15,658         927,111,426          89.50
No Income Verifier                       956          66,445,655           6.41
No Documentation                         643          39,775,055           3.84
Other                                     22           2,581,238           0.25
----------------------------   --------------   -----------------    -----------
Total:                                17,279       1,035,913,374            100
----------------------------   --------------   -----------------    -----------


                                                  Outstanding           Pct.
                                                   Principal             of
Credit Rating                      Count            Balance             Total
----------------------------   --------------   -----------------    -----------
A                                      8,783         587,060,452          56.67
B                                      4,308         249,853,726          24.12
C                                      3,180         158,503,754          15.30
D                                        986          37,914,203           3.66
M                                         22           2,581,238           0.25
----------------------------   --------------   -----------------    -----------
Total:                                17,279       1,035,913,374            100
----------------------------   --------------   -----------------    -----------



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 21
                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------

Adjustable Rate Collateral

Range of                                         Outstanding            Pct.
Outstanding                                       Principal              of
Principal Balance                  Count           Balance              Total
----------------------------   --------------   -----------------    -----------
0.01       -    25,000.00                 89           1,882,534          0.50
25,000.01  -    50,000.00                756          29,771,363          7.92
50,000.01  -    75,000.00              1,038          64,977,609         17.29
75,000.01  -   100,000.00                802          70,092,420         18.66
100,000.01 -   125,000.00                540          60,439,051         16.09
125,000.01 -   150,000.00                271          37,095,614          9.87
150,000.01 -   175,000.00                176          28,462,242          7.58
175,000.01 -   200,000.00                130          24,295,390          6.47
200,000.01 -   225,000.00                 68          14,451,145          3.85
225,000.01 -   250,000.00                 34           8,114,722          2.16
250,000.01 -   275,000.00                 34           8,938,935          2.38
275,000.01 -   300,000.00                 37          10,678,949          2.84
300,000.01 -   325,000.00                 19           6,017,006          1.60
325,000.01 -   350,000.00                 16           5,406,055          1.44
350,000.01 -   400,000.00                 10           3,759,229          1.00
400,000.01 -   450,000.00                  3           1,337,174          0.36
----------------------------   --------------   -----------------    -----------
Total:                                 4,023         375,719,436           100
----------------------------   --------------   -----------------    -----------
Min:  11,000.00
Max:  449,846.40
Average:   93,392.85
----------------------------   --------------   -----------------    -----------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 22
                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------



Adjustable Rate Collateral


                                                  Outstanding          Pct.
Range of                                           Principal            of
Current Coupons                    Count            Balance            Total
----------------------------   --------------   -----------------    -----------
6.01 -    7.00                             3             476,886          0.13
7.01 -    8.00                            44           5,286,570          1.41
8.01 -    9.00                           316          35,342,976          9.41
9.01 -   10.00                         1,016         110,762,435         29.48
10.01 -   11.00                        1,464         136,489,769         36.33
11.01 -   12.00                          868          67,016,617         17.84
12.01 -   13.00                          228          15,673,814          4.17
13.01 -   14.00                           54           3,146,910          0.84
14.01 -   15.00                           24           1,253,482          0.33
15.01 -   16.00                            6             269,979          0.07
----------------------------   --------------   -----------------    -----------
Total:                                 4,023         375,719,436           100
----------------------------   --------------   -----------------    -----------
Min:  6.25
Max:   15.90
WAC:   10.36
----------------------------   --------------   -----------------    -----------



Range of                                          Outstanding           Pct.
Original                                           Principal            of
Terms to Maturity                  Count            Balance            Total
----------------------------   --------------   -----------------    -----------

0- 120                                     1              26,873          0.01
121- 180                                  10             917,376          0.24
181- 240                                   1              91,800          0.02
301- 360                               4,011         374,683,388         99.72
----------------------------   --------------   -----------------    -----------
Total:                                 4,023         375,719,436           100
----------------------------   --------------   -----------------    -----------
Min:   120
Max:  360
Weighted Average:  359.51
----------------------------   --------------   -----------------    -----------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 23
                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------



Adjustable Rate Collateral


Range of                                           Outstanding          Pct.
Remaining                                           Principal           of
Terms to Maturity                  Count             Balance           Total
----------------------------   --------------   -----------------    -----------
0 - 120                                    1              26,873         0.01
121 - 180                                 10             917,376         0.24
181 - 240                                  1              91,800         0.02
301 - 360                               4011         374,683,388        99.72
----------------------------   --------------   -----------------    -----------
Total:                                 4,023         375,719,437       100.00
----------------------------   --------------   -----------------    -----------
Min:   119
Max:  360
Weighted Average:  358.42
----------------------------   --------------   -----------------    -----------


                                                   Outstanding          Pct.
Range of                                            Principal            of
Seasoning                          Count             Balance           Total
----------------------------   --------------   -----------------    -----------
0 -   1                                2,812         266,161,203         70.84
2 -  12                                1,209         109,222,843         29.07
13 >=                                      2             335,391          0.09
----------------------------   --------------   -----------------    -----------
Total:                                 4,023         375,719,436           100
----------------------------   --------------   -----------------    -----------
Min: 0
Max:  16

Weighted Average:  1.09
----------------------------   --------------   -----------------    -----------



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 24
                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------



Adjustable Rate Collateral

                                                   Outstanding            Pct.
Range of                                            Principal             of
Original LTV                       Count             Balance             Total
----------------------------   --------------   -----------------    -----------
10.01 -   15.00                            1              19,994          0.01
15.01 -   20.00                            4             157,348          0.04
20.01 -   25.00                           10             248,781          0.07
25.01 -   30.00                           11             567,054          0.15
30.01 -   35.00                           11             847,612          0.23
35.01 -   40.00                           36           1,673,507          0.45
40.01 -   45.00                           43           2,633,958          0.70
45.01 -   50.00                           84           5,123,009          1.36
50.01 -   55.00                           73           4,713,935          1.25
55.01 -   60.00                          146          10,949,272          2.91
60.01 -   65.00                          258          20,357,868          5.42
65.01 -   70.00                          407          34,895,791          9.29
70.01 -   75.00                          678          60,792,554         16.18
75.01 -   80.00                        1,061         101,262,305         26.95
80.01 >=                               1,200         131,476,450         34.99
----------------------------   --------------   -----------------    -----------
Total:                                 4,023         375,719,436           100
----------------------------   --------------   -----------------    -----------
Min:   10.58
Max:   100.00

Weighted Average:   77.46
----------------------------   --------------   -----------------    -----------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 25
                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------



Adjustable Rate Collateral

Range of                                          Outstanding          Pct.
Debt to Income                                     Principal            of
Ratio                              Count            Balance            Total
----------------------------   --------------   -----------------    -----------
0.01 -       5.00                          1             200,000          0.05
5.01 -     10.00                          25           1,462,797          0.39
10.01 -   15.00                           64           4,198,486          1.12
15.01 -   20.00                          162           1,0361477          2.76
20.01 -   25.00                          259          19,774,899          5.26
25.01 -   30.00                          366          27,386,133          7.29
30.01 -   35.00                          514          45,686,207         12.16
35.01 -   40.00                          615          55,284,786         14.71
40.01 -   45.00                          742          75,479,857         20.09
45.01 -   50.00                          948          97,521,497         25.96
50.01 -   55.00                          282          32,414,604          8.63
55.01 -   60.00                           42           5,698,297          1.52
60.01 -   65.00                            2             153,438          0.04
65.01 -   70.00                            1              96,958          0.03
----------------------------   --------------   -----------------    -----------
Total:                                 4,023         375,719,436           100
----------------------------   --------------   -----------------    -----------
Min:   2.00
Max:  74.00
Weighted Average:   40.12
----------------------------   --------------   -----------------    -----------




                                                  Outstanding          Pct.
                                                   Principal            of
Days Delinquent                     Count           Balance            Total
----------------------------   --------------   -----------------    -----------
0-29                                   4,005         374,318,170         99.63
30-59                                     11             721,040          0.19
60-89                                     7              680,227          0.18
----------------------------   --------------   -----------------    -----------
Total:                                 4,023         375,719,436           100
----------------------------   --------------   -----------------    -----------



                                                   Outstanding          Pct.
                                                    Principal            of
Index Type                         Count             Balance            Total
----------------------------   --------------   -----------------    -----------
Libor - 6 Month                    4,023            375,719,436           100
----------------------------   --------------   -----------------    -----------
Total:                             4,023            375,719,436           100
----------------------------   --------------   -----------------    -----------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 26
                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------


Adjustable Rate Collateral

                                                  Outstanding          Pct.
                                                   Principal            of
Product Type                       Count            Balance            Total
----------------------------   --------------   -----------------    -----------
ARM - 6 Month                            720          70,212,865         18.68

ARM - 2 Year/6Month                    2,802         256,186,748         68.19
ARM - 3 Year/6 Month                     501          49,319,823         13.13
----------------------------   --------------   -----------------    -----------
Total:                                 4,023         375,719,436           100
----------------------------   --------------   -----------------    -----------


                                                  Outstanding          Pct.
                                                   Principal            of
Lien Position                      Count            Balance            Total
----------------------------   --------------   -----------------    -----------
1st Lien                               4,023         375,719,436           100
----------------------------   --------------   -----------------    -----------
Total:                                 4,023         375,719,436           100
----------------------------   --------------   -----------------    -----------

                                                  Outstanding            Pct.
                                                   Principal             of
Balloon                            Count            Balance             Total
----------------------------   --------------   -----------------    -----------
Balloon                                    2             243,784          0.06
Non-Balloon                            4,021         375,475,653         99.94
----------------------------   --------------   -----------------    -----------
Total:                                 4,023         375,719,436           100
----------------------------   --------------   -----------------    -----------


                                                  Outstanding            Pct.
Property                                           Principal              of
Type                               Count            Balance              Total
----------------------------   --------------   -----------------    -----------
Single Family Detached                 3,544         329,668,444         87.74
2-4 Family                               151          12,939,639          3.45
PUD                                      141          18,994,442          5.06
Manufactured Housing                      90           6,507,713          1.73
Condo                                     66           5,487,240          1.46
Single Family Attached                    31           2,121,958          0.56
----------------------------   --------------   -----------------    -----------
Total:                                 4,023         375,719,436           100
----------------------------   --------------   -----------------    -----------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 27
                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------
Adjustable Rate Collateral

                                                      Outstanding         Pct.
                                                       Principal           of
Loan Purpose                             Count          Balance          Total
----------------------------          -----------     -----------     ----------
Debt Consolidation                       2,181        192,082,399         51.12
Purchase                                 1,187        122,438,887         32.59
Debt Cons. & Home Improv                    92          8,116,583          2.16
Other                                      500         49,054,610         13.06
Home Improvement                            63          4,026,958          1.07
----------------------------          -----------     -----------     ----------
Total:                                   4,023        375,719,436           100
----------------------------          -----------     -----------     ----------


                                                      Outstanding        Pct.
Occupancy                                              Principal          of
Status                                   Count           Balance          Total
----------------------------          -----------     -----------     ----------
Owner Occupied                           3,786        358,320,871         95.37
Investor Owned                             237         17,398,565          4.63
----------------------------          -----------     -----------     ----------
Total:                                   4,023        375,719,436           100
----------------------------          -----------     -----------     ----------



                                                      Outstanding         Pct.
                                                       Principal           of
Documentation Level                      Count          Balance          Total
----------------------------          -----------     -----------    -----------
Full Doc -Asset and Income               3,337        304,853,955         81.14
No Income Verifier                         328         36,142,514          9.62
No Documentation                           357         34,571,746          9.20
Mixed Use                                    1            151,222          0.04
----------------------------          -----------     -----------     ----------
Total:                                   4,023        375,719,436           100
----------------------------          -----------     -----------     ----------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------

Adjustable Rate Collateral

                                                Outstanding         Pct.
                                                 Principal           of
States                               Count        Balance           Total
------                               -----        -------           -----
Arkansas                                5          376,797           0.10
Arizona                               180       16,289,949           4.34
California                            491       64,638,308          17.20
Colorado                              191       20,500,899           5.46
Connecticut                            43        4,011,143           1.07
District of Columbia                    4          347,764           0.09
Delaware                                5          465,596           0.12
Florida                               163       15,656,583           4.17
Georgia                                62        6,282,146           1.67
Hawaii                                 40        6,556,259           1.74
Iowa                                   18          955,863           0.25
Idaho                                  29        2,322,035           0.62
Illinois                              122       10,076,618           2.68
Indiana                                87        5,224,992           1.39
Kansas                                 27        2,171,551           0.58
Kentucky                               37        2,321,915           0.62
Louisiana                              16        1,218,380           0.32
Massachusetts                          70        8,405,300           2.24
Maryland                               39        4,453,965           1.19
Maine                                   7          984,598           0.26
Michigan                              669       45,802,339          12.19
Minnesota                              83        6,427,927           1.71
Missouri                               92        5,844,797           1.56
Mississippi                             8          691,177           0.18
Montana                                 8          885,658           0.24
North Carolina                         63        4,209,587           1.12
North Dakota                            2           78,100           0.02
Nebraska                               15          833,921           0.22
New Hampshire                           1           58,207           0.02
New Jersey                             17        2,342,272           0.62
New Mexico                             88        8,036,684           2.14
Nevada                                 69        8,678,151           2.31
New York                               23        2,401,998           0.64
Ohio                                  284       21,696,145           5.77
Oklahoma                               19        1,259,832           0.34

Oregon                                125       13,144,396           3.50
Pennsylvania                           72        5,492,237           1.46
Rhode Island                           20        1,658,997           0.44
South Carolina                         25        1,650,275           0.44
South Dakota                            4          260,698           0.07
Tennessee                              29        2,291,993           0.61
Texas                                 169       18,011,346           4.79
Utah                                  196       22,075,501           5.88


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------
Adjustable Rate Collateral

                                               Outstanding          Pct.
                                                 Principal           of
States                              Count         Balance           Total
-------------                       -----         -------           -----
Virginia                               22        2,317,303           0.62
Vermont                                 1          205,000           0.05
Washington                            213       21,395,266           5.69
Wisconsin                              63        4,292,132           1.14
West Virginia                           3          225,506           0.06
Wyoming                                 4          191,331           0.05
                                    -----      -----------         ------
Total:                              4,023      375,719,436            100
-------------                       -----      -----------         ------



                                               Outstanding          Pct.
                                                Principal            of
Credit Rating                       Count        Balance            Total
-------------                       -----        -------            -----
A                                   1,986      208,488,805          55.49
B                                   1,131      102,809,835          27.36
C                                     743       54,444,704          14.49

D                                     162        9,824,870           2.62
M                                       1          151,222           0.04
-------------                       -----      -----------         ------
Total:                              4,023      375,719,436            100
-------------                       -----      -----------         ------



                                               Outstanding          Pct.
Range of                                        Principal            of
Margins                             Count        Balance            Total
-------------                       -----        -------            -----
0.00  -   0.99                          2          119,126           0.03
3.00 -    3.99                         18        1,776,135           0.47
4.00 -    4.99                        189       20,649,549           5.50
5.00 -    5.99                       1272      136,046,210          36.21
6.00 -    6.99                       1558      142,379,427          37.90
7.00 -    7.99                        761       59,006,261          15.70
8.00 -    8.99                        178       12,619,495           3.36
9.00 -    9.99                         39        2,660,280           0.71
10.00 -  10.99                          5          411,017           0.11
11.00 -  11.99                          1           51,935           0.01
-------------                       -----      -----------         ------
Total:                              4,023      375,719,436            100
-------------                       -----      -----------         ------
Min:   0.45
Max:   11.85
Weighted Average:   6.24
-------------                       -----      -----------         ------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------

Adjustable Rate Collateral

Initial                                        Outstanding          Pct.

Periodic                                        Principal            of
Cap                                 Count        Balance            Total
--------                            -----        -------            -----
1.000                                 712       69,049,885          18.38
1.500                                  15        1,749,631           0.47
2.000                                  60        6,425,826           1.71
3.000                                3194      294,345,073          78.34
5.000                                   1           57,000           0.02
6.000                                  26        2,642,783           0.70
7.000                                  15        1,449,238           0.39
--------                            -----      -----------          -----
Total:                              4,023      375,719,436            100
--------                            -----      -----------          -----
Min:   1.00
Max:   7.00
Weighted Average:  2.645
--------                            -----      -----------          -----



                                               Outstanding          Pct.
Periodic                                        Principal            of
Rate Cap                            Count        Balance            Total
--------                            -----        -------            -----
1.00                                 3539      327,320,939          87.12
1.50                                  475       47,595,473          12.67
2.00                                    2          321,540           0.09
3.00                                    6          421,574           0.11
6.00                                    1           59,909           0.02
--------                            -----      -----------          -----
Total:                              4,023      375,719,436            100
--------                            -----      -----------          -----
Min: 1.000
Max: 6.000
Weighted Average: 1.067
--------                            -----      -----------          -----


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------

Adjustable Rate Collateral
                                               Outstanding          Pct.
                                                Principal            of
Maximum Rate                        Count        Balance            Total
---------------                     -----        -------            -----
11.01 -   12.00                         1          277,184           0.07
12.01 -   13.00                         0                0            0.0
13.01 -   14.00                        27        3,060,306           0.81
14.01 -   15.00                       200       21,935,347           5.84
15.01 -   16.00                       845       93,039,075          24.76
16.01 -   17.00                      1460      139,962,331          37.25
17.01 -   18.00                       991       80,793,212          21.50
18.01 -   19.00                       360       26,768,923           7.12
19.01 -   20.00                        99        7,712,029           2.05
20.01 -   21.00                        29        1,632,013           0.43
21.01 -   22.00                         8          350,575           0.09
22.01 -   23.00                         3          188,441           0.05
---------------                     -----      -----------          -----
Total:                              4,023      375,719,436            100
---------------                     -----      -----------          -----
Min:  11.88
Max: 22.90
Weighted Average: 16.64
---------------                     -----      -----------          -----


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------

Adjustable Rate Collateral

                                               Outstanding          Pct.
                                                Principal            of

Minimum Rate                        Count        Balance            Total
-------------                       -----        -------            -----
<        0.01                           2          106,383           0.03
2.01 -   3.00                           1          277,184           0.07
3.01 -   4.00                           2          228,650           0.06
4.01 -   5.00                           2          211,606           0.06
5.01 -   6.00                           7          594,400           0.16
6.01 -   7.00                           9        1,105,080           0.29
7.01 -   8.00                          50        5,530,357           1.47
8.01 -   9.00                         320       35,650,193           9.49
9.01 -  10.00                        1015      110,651,102          29.45
10.01 - 11.00                        1448      134,929,945          35.91
11.01 - 12.00                         863       66,776,228          17.77
12.01 - 13.00                         223       15,289,268           4.07
13.01 - 14.00                          51        2,845,579           0.76
14.01 - 15.00                          24        1,253,482           0.33
15.01 - 16.00                           6          269,979           0.07
-------------                       -----      -----------          -----
Total:                              4,023      375,719,436            100
-------------                       -----      -----------          -----
Min.0.00
Max:  15.90
Weighted Average: 10.32
-------------                       -----      -----------          -----


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------

Adjustable Rate Collateral

Next Rate                                      Outstanding          Pct.
Adjustment                                      Principal            of
Date                                Count        Balance            Total
----------                          -----        -------            -----
1997-10                                28        2,100,765           0.56
1997-11                                71        6,220,519           1.66

1997-12                               176       18,250,036           4.86
1998-01                               223       20,112,864           5.35
1998-02                               159       17,326,311           4.61
1998-03                                63        6,202,370           1.65
1999-01                                 3          280,340           0.07
1999-02                                 4          367,548           0.10
1999-03                                12        1,823,627           0.49
1999-04                                28        2,411,679           0.64
1999-05                               141       11,090,567           2.95
1999-06                               579       52,022,798          13.85
1999-07                             1,060       92,959,052          24.74
1999-08                               779       75,784,729          20.17
1999-09                               197       19,723,591           5.25
2000-03                                 1           59,816           0.02
2000-04                                 3          230,617           0.06
2000-05                                18        1,064,810           0.28
2000-06                               101        9,531,083           2.54
2000-07                               164       15,832,351           4.21
2000-08                               152       14,960,262           3.98
2000-09                                61        7,363,700           1.96

-------------                       -----      -----------          -----
Total:                              4,023      375,719,436            100
-------------                       -----      -----------          -----
Min (in months): 1
Max:  36
Weighted Average:  20.41
-------------                       -----      -----------          -----


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------

TO MATURITY
-----------

                                                                        --------
Fixed Prepay                       PPC 0%      PPC 50%      PPC 75%     PPC 100%     PPC 125%     PPC 135%     PPC 150%     PPC 200%
ARM Prepay                         CPR 0%      CPR 15%      CPR 20%      CPR 25%      CPR 30%      CPR 35%      CPR 40%      CPR 50%
Class A-1
Avg. Life                            5.53         0.76         0.59         0.50         0.50         0.50         0.50         0.50
Start Prin                          10/97        10/97        10/97        10/97        10/97        10/97        10/97        10/97
End Prin                            10/07        02/99        10/98        08/98        08/98        08/98        08/98        08/98
Window (mos.)                         121           17           13           11           11           11           11           11

Class A-2
Avg. Life                           12.22         1.94         1.42         1.15         1.15         1.15         1.15         1.15
Start Prin                          10/07        02/99        10/98        08/98        08/98        08/98        08/98        08/98
End Prin                            11/11        03/00        07/99        02/99        02/99        02/99        02/99        02/99
Window (mos.)                          50           14           10            7            7            7            7            7

Class A-3
Avg. Life                           14.76         3.61         2.58         2.04         2.04         2.04         2.04         1.98
Start Prin                          11/11        03/00        07/99        02/99        02/99        02/99        02/99        02/99
End Prin                            07/12        08/02        03/01        06/00        06/00        06/00        06/00        04/00
Window (mos.)                           9           30           21           17           17           17           17           15

Class A-4
Avg. Life                           14.81         5.34         3.79         3.04         3.04         3.04         3.04         2.77
Start Prin                          07/12        08/02        03/01        06/00        06/00        06/00        06/00        04/00
End Prin                            07/12        07/03        11/01        03/01        03/01        03/01        03/01        12/00
Window (mos.)                           1           12            9           10           10           10           10            9
                                                                        --------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------

TO MATURITY

-----------

                                                                                     --------
Fixed Prepay                       PPC 0%      PPC 50%      PPC 75%     PPC 100%     PPC 125%     PPC 135%     PPC 150%     PPC 200%
ARM Prepay                         CPR 0%      CPR 15%      CPR 20%      CPR 25%      CPR 30%      CPR 35%      CPR 40%      CPR 50%
Class A-5
Avg. Life                           14.82         6.58         4.68         4.05         4.05         4.05         4.05         3.79
Start Prin                          07/12        07/03        11/01        03/01        03/01        03/01        03/01        12/00
End Prin                            10/12        02/05        01/03        07/02        07/02        07/02        07/02        03/02
Window (mos.)                           4           20           15           17           17           17           17           16

Class A-6
Avg. Life                           15.56         7.68         5.47         5.09         5.09         5.09         5.09         4.77
Start Prin                          10/12        02/05        01/03        07/02        07/02        07/02        07/02        03/02
End Prin                            09/13        09/05        05/03        03/03        03/03        03/03        03/03        11/02
Window (mos.)                          12            8            5            9            9            9            9            9

Class A-7
Avg. Life                           17.16         8.70         6.97         6.95         6.95         6.95         6.95         6.57
Start Prin                          09/13        09/05        05/03        03/03        03/03        03/03        03/03        11/02
End Prin                            09/16        12/07        12/07        12/07        12/07        12/07        12/07        08/07
Window (mos.)                          37           28           56           58           58           58           58           58

Class A-8
Avg. Life                           21.95        10.77         7.26         4.13         1.25         0.74         0.52         0.31
Start Prin                          09/16        02/07        08/03        10/97        10/97        10/97        10/97        10/97
End Prin                            02/22        01/10        05/06        07/03        10/00        03/99        09/98        04/98
Window (mos.)                          66           36           34           70           37           18           12            7

Class B-1F
Avg. Life                           21.50        10.93         8.24         6.35         5.14         4.69         4.25         3.51
Start Prin                          07/12        10/03        01/02        01/01        10/00        10/00        10/00        10/00
End Prin                            04/26        07/12        04/12        02/09        12/06        02/06        02/05        02/03
Window (mos.)                         166          106          124           98           75           65           53           29
                                                                                     --------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------


TO CALL
-------

                                                                                     --------
Fixed Prepay                       PPC 0%      PPC 50%      PPC 75%     PPC 100%     PPC 125%     PPC 135%     PPC 150%     PPC 200%
ARM Prepay                         CPR 0%      CPR 15%      CPR 20%      CPR 25%      CPR 30%      CPR 35%      CPR 40%      CPR 50%
Class A-5
Avg. Life                           14.82         6.58         4.68         4.05         4.05         4.05         4.05         3.79
Start Prin                          07/12        07/03        11/01        03/01        03/01        03/01        03/01        12/00
End Prin                            10/12        02/05        01/03        07/02        07/02        07/02        07/02        02/02
Window (mos.)                           4           20           15           17           17           17           17           15

Class A-6
Avg. Life                           15.56         7.68         5.47         5.09         5.09         5.09         5.09         4.39
Start Prin                          10/12        02/05        01/03        07/02        07/02        07/02        07/02        02/02
End Prin                            09/13        09/05        05/03        03/03        03/03        03/03        03/03        02/02
Window (mos.)                          12            8            5            9            9            9            9            1

Class A-7
Avg. Life                           17.16         8.70         6.97         6.93         6.66         6.40         5.96         4.39
Start Prin                          09/13        09/05        05/03        03/03        03/03        03/03        03/03        02/02
End Prin                            09/16        12/07        12/07        02/07        04/05        07/04        10/03        02/02
Window (mos.)                          37           28           56           48           26           17            8            1

Class A-8
Avg. Life                           21.95        10.77         7.26         4.13         1.25         0.74         0.52         0.31
Start Prin                          09/16        02/07        08/03        10/97        10/97        10/97        10/97        10/97
End Prin                            02/22        01/10        05/06        07/03        10/00        03/99        09/98        04/98
Window (mos.)                          66           36           34           70           37           18           12            7

Class B-1F
Avg. Life                           21.43        10.93         8.10         6.24         5.05         4.60         4.18         3.45
Start Prin                          07/12        10/03       `01/02        01/01        10/00        10/00        10/00        10/00
End Prin                            03/25        07/12        10/09        02/07        04/05        07/04        10/03        02/02
Window (mos.)                         153          106           94           74           55           46           37           17
                                                                                     --------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------

Decrement Tables: Class A-1
To Maturity


                                                                          --------
FRM                     0% PPC      50% PPC      75% PPC     100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                     0% CPR      15% CPR      20% CPR      25% CPR      30% CPR      35% CPR      40% CPR      50% CPR
9/97                       100          100          100          100          100          100          100          100
9/98                        88           30            5            0            0            0            0            0
9/99                        82            0            0            0            0            0            0            0
9/00                        75            0            0            0            0            0            0            0
9/01                        68            0            0            0            0            0            0            0
9/02                        59            0            0            0            0            0            0            0
9/03                        50            0            0            0            0            0            0            0
9/04                        39            0            0            0            0            0            0            0
9/05                        27            0            0            0            0            0            0            0
9/06                        14            0            0            0            0            0            0            0
9/07                         0            0            0            0            0            0            0            0
9/08                         0            0            0            0            0            0            0            0
9/09                         0            0            0            0            0            0            0            0
9/10                         0            0            0            0            0            0            0            0
9/11                         0            0            0            0            0            0            0            0
9/12                         0            0            0            0            0            0            0            0
9/13                         0            0            0            0            0            0            0            0
9/14                         0            0            0            0            0            0            0            0
9/15                         0            0            0            0            0            0            0            0
9/16                         0            0            0            0            0            0            0            0
9/17                         0            0            0            0            0            0            0            0
9/18                         0            0            0            0            0            0            0            0
9/19                         0            0            0            0            0            0            0            0
9/20                         0            0            0            0            0            0            0            0
9/21                         0            0            0            0            0            0            0            0
9/22                         0            0            0            0            0            0            0            0
9/23                         0            0            0            0            0            0            0            0
9/24                         0            0            0            0            0            0            0            0
9/25                         0            0            0            0            0            0            0            0
9/26                         0            0            0            0            0            0            0            0

9/27                         0            0            0            0            0            0            0            0
 WAL                      5.53         0.76         0.59         0.50         0.50         0.50         0.50         0.50
                                                                          --------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------

Decrement Tables: Class A-2
To Maturity


                                                                          --------
FRM                     0% PPC      50% PPC      75% PPC     100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                     0% CPR      15% CPR      20% CPR      25% CPR      30% CPR      35% CPR      40% CPR      50% CPR
9/97                       100          100          100          100          100          100          100          100
9/98                       100          100          100           74           74           74           74           74
9/99                       100           42            0            0            0            0            0            0
9/00                       100            0            0            0            0            0            0            0
9/01                       100            0            0            0            0            0            0            0
9/02                       100            0            0            0            0            0            0            0
9/03                       100            0            0            0            0            0            0            0
9/04                       100            0            0            0            0            0            0            0
9/05                       100            0            0            0            0            0            0            0
9/06                       100            0            0            0            0            0            0            0
9/07                       100            0            0            0            0            0            0            0
9/08                        80            0            0            0            0            0            0            0
9/09                        57            0            0            0            0            0            0            0
9/10                        31            0            0            0            0            0            0            0
9/11                         3            0            0            0            0            0            0            0
9/12                         0            0            0            0            0            0            0            0
9/13                         0            0            0            0            0            0            0            0
9/14                         0            0            0            0            0            0            0            0

9/15                         0            0            0            0            0            0            0            0
9/16                         0            0            0            0            0            0            0            0
9/17                         0            0            0            0            0            0            0            0
9/18                         0            0            0            0            0            0            0            0
9/19                         0            0            0            0            0            0            0            0
9/20                         0            0            0            0            0            0            0            0
9/21                         0            0            0            0            0            0            0            0
9/22                         0            0            0            0            0            0            0            0
9/23                         0            0            0            0            0            0            0            0
9/24                         0            0            0            0            0            0            0            0
9/25                         0            0            0            0            0            0            0            0
9/26                         0            0            0            0            0            0            0            0
9/27                         0            0            0            0            0            0            0            0
 WAL                     12.22         1.94         1.42         1.15         1.15         1.15         1.15         1.15
                                                                          --------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------

Decrement Tables: Class A-3
To Maturity


                                                                          --------
FRM                     0% PPC      50% PPC      75% PPC     100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                     0% CPR      15% CPR      20% CPR      25% CPR      30% CPR      35% CPR      40% CPR      50% CPR
9/97                       100          100          100          100          100          100          100          100
9/98                       100          100          100          100          100          100          100          100
9/99                       100          100           85           50           50           50           50           47
9/00                       100           75           24            0            0            0            0            0
9/01                       100           32            0            0            0            0            0            0
9/02                       100            0            0            0            0            0            0            0

9/03                       100            0            0            0            0            0            0            0
9/04                       100            0            0            0            0            0            0            0
9/05                       100            0            0            0            0            0            0            0
9/06                       100            0            0            0            0            0            0            0
9/07                       100            0            0            0            0            0            0            0
9/08                       100            0            0            0            0            0            0            0
9/09                       100            0            0            0            0            0            0            0
9/10                       100            0            0            0            0            0            0            0
9/11                       100            0            0            0            0            0            0            0
9/12                         0            0            0            0            0            0            0            0
9/13                         0            0            0            0            0            0            0            0
9/14                         0            0            0            0            0            0            0            0
9/15                         0            0            0            0            0            0            0            0
9/16                         0            0            0            0            0            0            0            0
9/17                         0            0            0            0            0            0            0            0
9/18                         0            0            0            0            0            0            0            0
9/19                         0            0            0            0            0            0            0            0
9/20                         0            0            0            0            0            0            0            0
9/21                         0            0            0            0            0            0            0            0
9/22                         0            0            0            0            0            0            0            0
9/23                         0            0            0            0            0            0            0            0
9/24                         0            0            0            0            0            0            0            0
9/25                         0            0            0            0            0            0            0            0
9/26                         0            0            0            0            0            0            0            0
9/27                         0            0            0            0            0            0            0            0
 WAL                     14.76         3.61         2.58         2.04         2.04         2.04         2.04         1.98
                                                                          --------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------

Decrement Tables: Class A-4
To Maturity



                                                                          --------
FRM                     0% PPC      50% PPC      75% PPC     100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                     0% CPR      15% CPR      20% CPR      25% CPR      30% CPR      35% CPR      40% CPR      50% CPR
9/97                       100          100          100          100          100          100          100          100
9/98                       100          100          100          100          100          100          100          100
9/99                       100          100          100          100          100          100          100          100
9/00                       100          100          100           40           40           40           40            2
9/01                       100          100           18            0            0            0            0            0
9/02                       100           84            0            0            0            0            0            0
9/03                       100            0            0            0            0            0            0            0
9/04                       100            0            0            0            0            0            0            0
9/05                       100            0            0            0            0            0            0            0
9/06                       100            0            0            0            0            0            0            0
9/07                       100            0            0            0            0            0            0            0
9/08                       100            0            0            0            0            0            0            0
9/09                       100            0            0            0            0            0            0            0
9/10                       100            0            0            0            0            0            0            0
9/11                       100            0            0            0            0            0            0            0
9/12                         0            0            0            0            0            0            0            0
9/13                         0            0            0            0            0            0            0            0
9/14                         0            0            0            0            0            0            0            0
9/15                         0            0            0            0            0            0            0            0
9/16                         0            0            0            0            0            0            0            0
9/17                         0            0            0            0            0            0            0            0
9/18                         0            0            0            0            0            0            0            0
9/19                         0            0            0            0            0            0            0            0
9/20                         0            0            0            0            0            0            0            0
9/21                         0            0            0            0            0            0            0            0
9/22                         0            0            0            0            0            0            0            0
9/23                         0            0            0            0            0            0            0            0
9/24                         0            0            0            0            0            0            0            0
9/25                         0            0            0            0            0            0            0            0
9/26                         0            0            0            0            0            0            0            0
9/27                         0            0            0            0            0            0            0            0
 WAL                     14.81         5.34         3.79         3.04         3.04         3.04         3.04         2.77
                                                                          --------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------

Decrement Tables: Class A-5
To Maturity


                                                                          --------
FRM                     0% PPC      50% PPC      75% PPC     100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                     0% CPR      15% CPR      20% CPR      25% CPR      30% CPR      35% CPR      40% CPR      50% CPR
9/97                       100          100          100          100          100          100          100          100
9/98                       100          100          100          100          100          100          100          100
9/99                       100          100          100          100          100          100          100          100
9/00                       100          100          100          100          100          100          100          100
9/01                       100          100          100           50           50           50           50           30
9/02                       100          100           21            0            0            0            0            0
9/03                       100           86            0            0            0            0            0            0
9/04                       100           23            0            0            0            0            0            0
9/05                       100            0            0            0            0            0            0            0
9/06                       100            0            0            0            0            0            0            0
9/07                       100            0            0            0            0            0            0            0
9/08                       100            0            0            0            0            0            0            0
9/09                       100            0            0            0            0            0            0            0
9/10                       100            0            0            0            0            0            0            0
9/11                       100            0            0            0            0            0            0            0
9/12                         2            0            0            0            0            0            0            0
9/13                         0            0            0            0            0            0            0            0
9/14                         0            0            0            0            0            0            0            0
9/15                         0            0            0            0            0            0            0            0
9/16                         0            0            0            0            0            0            0            0
9/17                         0            0            0            0            0            0            0            0
9/18                         0            0            0            0            0            0            0            0
9/19                         0            0            0            0            0            0            0            0
9/20                         0            0            0            0            0            0            0            0
9/21                         0            0            0            0            0            0            0            0
9/22                         0            0            0            0            0            0            0            0
9/23                         0            0            0            0            0            0            0            0
9/24                         0            0            0            0            0            0            0            0
9/25                         0            0            0            0            0            0            0            0
9/26                         0            0            0            0            0            0            0            0
9/27                         0            0            0            0            0            0            0            0
 WAL                     14.82         6.58         4.68         4.05         4.05         4.05         4.05         3.79
                                                                          --------



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------

Decrement Tables: Class A-6
To Maturity


                                                                          --------
FRM                     0% PPC      50% PPC      75% PPC     100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                     0% CPR      15% CPR      20% CPR      25% CPR      30% CPR      35% CPR      40% CPR      50% CPR
9/97                       100          100          100          100          100          100          100          100
9/98                       100          100          100          100          100          100          100          100
9/99                       100          100          100          100          100          100          100          100
9/00                       100          100          100          100          100          100          100          100
9/01                       100          100          100          100          100          100          100          100
9/02                       100          100          100           61           61           61           61           13
9/03                       100          100            0            0            0            0            0            0
9/04                       100          100            0            0            0            0            0            0
9/05                       100            0            0            0            0            0            0            0
9/06                       100            0            0            0            0            0            0            0
9/07                       100            0            0            0            0            0            0            0
9/08                       100            0            0            0            0            0            0            0
9/09                       100            0            0            0            0            0            0            0
9/10                       100            0            0            0            0            0            0            0
9/11                       100            0            0            0            0            0            0            0
9/12                       100            0            0            0            0            0            0            0
9/13                         0            0            0            0            0            0            0            0
9/14                         0            0            0            0            0            0            0            0
9/15                         0            0            0            0            0            0            0            0
9/16                         0            0            0            0            0            0            0            0
9/17                         0            0            0            0            0            0            0            0
9/18                         0            0            0            0            0            0            0            0
9/19                         0            0            0            0            0            0            0            0
9/20                         0            0            0            0            0            0            0            0

9/21                         0            0            0            0            0            0            0            0
9/22                         0            0            0            0            0            0            0            0
9/23                         0            0            0            0            0            0            0            0
9/24                         0            0            0            0            0            0            0            0
9/25                         0            0            0            0            0            0            0            0
9/26                         0            0            0            0            0            0            0            0
9/27                         0            0            0            0            0            0            0            0
 WAL                     15.56         7.68         5.47         5.09         5.09         5.09         5.09         4.77
                                                                          --------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------

Decrement Tables: Class A-7
To Maturity


                                                                          --------
FRM                     0% PPC      50% PPC      75% PPC     100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                     0% CPR      15% CPR      20% CPR      25% CPR      30% CPR      35% CPR      40% CPR      50% CPR
9/97                      100          100          100          100          100          100          100          100
9/98                      100          100          100          100          100          100          100          100
9/99                      100          100          100          100          100          100          100          100
9/00                      100          100          100          100          100          100          100          100
9/01                      100          100          100          100          100          100          100          100
9/02                      100          100          100          100          100          100          100          100
9/03                      100          100           73           73           73           73           73           59
9/04                      100          100           40           40           40           40           40           30
9/05                      100           96           20           20           20           20           20           14
9/06                      100           27            8            8            8            8            8            5
9/07                      100            1            1            1            1            1            1            0
9/08                      100            0            0            0            0            0            0            0

9/09                      100            0            0            0            0            0            0            0
9/10                      100            0            0            0            0            0            0            0
9/11                      100            0            0            0            0            0            0            0
9/12                      100            0            0            0            0            0            0            0
9/13                      100            0            0            0            0            0            0            0
9/14                       50            0            0            0            0            0            0            0
9/15                       18            0            0            0            0            0            0            0
9/16                        0            0            0            0            0            0            0            0
9/17                        0            0            0            0            0            0            0            0
9/18                        0            0            0            0            0            0            0            0
9/19                        0            0            0            0            0            0            0            0
9/20                        0            0            0            0            0            0            0            0
9/21                        0            0            0            0            0            0            0            0
9/22                        0            0            0            0            0            0            0            0
9/23                        0            0            0            0            0            0            0            0
9/24                        0            0            0            0            0            0            0            0
9/25                        0            0            0            0            0            0            0            0
9/26                        0            0            0            0            0            0            0            0
9/27                        0            0            0            0            0            0            0            0
 WAL                     17.16        8.70         6.97         6.95         6.95         6.95         6.95         6.57
                                                                          --------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------

Decrement Tables: Class A-8
To Maturity


                                                                          --------
FRM                     0% PPC      50% PPC      75% PPC     100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                     0% CPR      15% CPR      20% CPR      25% CPR      30% CPR      35% CPR      40% CPR      50% CPR

9/97                       100          100          100          100          100          100          100          100
9/98                       100          100          100           97           54           28            0            0
9/99                       100          100          100           96           19            0            0            0
9/00                       100          100          100           95            4            0            0            0
9/01                       100          100          100           56            0            0            0            0
9/02                       100          100          100           27            0            0            0            0
9/03                       100          100           95            0            0            0            0            0
9/04                       100          100           59            0            0            0            0            0
9/05                       100          100           22            0            0            0            0            0
9/06                       100          100            0            0            0            0            0            0
9/07                       100           76            0            0            0            0            0            0
9/08                       100           41            0            0            0            0            0            0
9/09                       100            8            0            0            0            0            0            0
9/10                       100            0            0            0            0            0            0            0
9/11                       100            0            0            0            0            0            0            0
9/12                       100            0            0            0            0            0            0            0
9/13                       100            0            0            0            0            0            0            0
9/14                       100            0            0            0            0            0            0            0
9/15                       100            0            0            0            0            0            0            0
9/16                       100            0            0            0            0            0            0            0
9/17                        86            0            0            0            0            0            0            0
9/18                        69            0            0            0            0            0            0            0
9/19                        51            0            0            0            0            0            0            0
9/20                        31            0            0            0            0            0            0            0
9/21                         8            0            0            0            0            0            0            0
9/22                         0            0            0            0            0            0            0            0
9/23                         0            0            0            0            0            0            0            0
9/24                         0            0            0            0            0            0            0            0
9/25                         0            0            0            0            0            0            0            0
9/26                         0            0            0            0            0            0            0            0
9/27                         0            0            0            0            0            0            0            0
 WAL                     21.95         10.77        7.26         4.13         1.25         0.74         0.52         0.31
                                                                          --------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials

                                                         -----------------------

Decrement Tables: Class B1-F
To Maturity


                                                                          --------
FRM                     0% PPC      50% PPC      75% PPC     100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                     0% CPR      15% CPR      20% CPR      25% CPR      30% CPR      35% CPR      40% CPR      50% CPR
9/97                       100          100          100          100          100          100          100          100
9/98                       100          100          100          100          100          100          100          100
9/99                       100          100          100          100          100          100          100          100
9/00                       100          100          100          100          100          100          100          100
9/01                       100          100          100           84           66           57           47           19
9/02                       100          100           87           65           47           37           26            4
9/03                       100          100           72           51           30           21           12            0
9/04                       100           88           59           36           17           10            3            0
9/05                       100           77           49           24            8            2            0            0
9/06                       100           66           37           15            1            0            0            0
9/07                       100           58           27            7            0            0            0            0
9/08                       100           50           19            2            0            0            0            0
9/09                       100           41           12            0            0            0            0            0
9/10                       100           33            7            0            0            0            0            0
9/11                       100           25            2            0            0            0            0            0
9/12                        84            0            0            0            0            0            0            0
9/13                        77            0            0            0            0            0            0            0
9/14                        70            0            0            0            0            0            0            0
9/15                        65            0            0            0            0            0            0            0
9/16                        62            0            0            0            0            0            0            0
9/17                        59            0            0            0            0            0            0            0
9/18                        56            0            0            0            0            0            0            0
9/19                        52            0            0            0            0            0            0            0
9/20                        47            0            0            0            0            0            0            0
9/21                        41            0            0            0            0            0            0            0
9/22                        33            0            0            0            0            0            0            0
9/23                        25            0            0            0            0            0            0            0
9/24                        16            0            0            0            0            0            0            0
9/25                         6            0            0            0            0            0            0            0
9/26                         0            0            0            0            0            0            0            0
9/27                         0            0            0            0            0            0            0            0
 WAL                     21.50        10.93         8.24         6.35         5.14         4.69         4.25         3.51
                                                                          --------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------


Available Funds Cap
-------------------

         Period            Date                Coupon           Excess
         ------            ----                ------           ------
            1            10/15/97              10.006            3.139
            2            11/15/97              10.009            3.137
            3            12/15/97              10.016            3.134
            4            1/15/98               10.030            3.139
            5            2/15/98               10.048            3.146
            6            3/15/98               10.063            3.149
            7            4/15/98               10.069            3.140
            8            5/15/98               10.070            3.126
            9            6/15/98               10.073            3.112
           10            7/15/98               10.084            3.104
           11            8/15/98               10.098            3.099
           12            9/15/98               10.109            3.092
           13            10/15/98              10.113            3.078
           14            11/15/98              10.113            3.058
           15            12/15/98              10.112            3.038
           16            1/15/99               10.114            3.020
           17            2/15/99               10.118            3.003
           18            3/15/99               10.119            2.983
           19            4/15/99               10.119            2.962
           20            5/15/99               10.118            2.939
           21            6/15/99               10.117            2.916
           22            7/15/99               10.115            2.893
           23            8/15/99               10.366            3.120
           24            9/15/99               10.364            3.095
           25            10/15/99              10.361            3.068
           26            11/15/99              10.359            3.041
           27            12/15/99              10.357            3.013
           28            1/15/00               10.354            2.985
           29            2/15/00               10.352            2.956
           30            3/15/00               10.349            2.926


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING

ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------


Available Funds Cap
-------------------

         Period            Date                Coupon           Excess
         ------            ----                ------           ------
           31            4/15/00               10.437            4.000
           32            5/15/00               10.436            3.998
           33            6/15/00               10.436            3.997
           34            7/15/00               10.436            3.997
           35            8/15/00               10.478            4.040
           36            9/15/00               10.478            4.041
           37            10/15/00              10.477            4.042
           38            11/15/00              10.476            4.044
           39            12/15/00              10.476            4.033
           40            1/15/01               10.475            4.033
           41            2/15/01               10.475            4.035
           42            3/15/01               10.474            4.036
           43            4/15/01               10.474            4.040
           44            5/15/01               10.473            4.044
           45            6/15/01               10.473            4.049
           46            7/15/01               10.472            4.053
           47            8/15/01               10.471            4.057
           48            9/15/01               10.471            4.061
           49            10/15/01              10.470            4.065
           50            11/15/01              10.470            4.069
           51            12/15/01              10.469            4.072
           52            1/15/02               10.469            4.076


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------


Available Funds Cap
-------------------

         Period            Date                Coupon           Excess
         ------            ----                ------           ------
           53            2/15/02               10.468            4.079
           54            3/15/02               10.468            4.082
           55            4/15/02               10.467            4.086
           56            5/15/02               10.467            4.089
           57            6/15/02               10.466            4.091
           58            7/15/02               10.466            4.094
           59            8/15/02               10.465            4.098
           60            9/15/02               10.465            4.101
           61            10/15/02              10.464            4.105
           62            11/15/02              10.464            4.109
           63            12/15/02              10.463            4.113
           64            1/15/03               10.463            4.117
           65            2/15/03               10.462            4.120
           66            3/15/03               10.462            4.124
           67            4/15/03               10.461            4.130
           68            5/15/03               10.461            4.135
           69            6/15/03               10.460            4.141
           70            7/15/03               10.460            4.147
           71            8/15/03               10.459            4.154
           72            9/15/03               10.459            4.161
           73            10/15/03              10.458            4.167
           74            11/15/03              10.458            4.174
           75            12/15/03              10.457            4.181
           76            1/15/04               10.456            4.188
           77            2/15/04               10.456            4.195
           78            3/15/04               10.455            4.202
           79            4/15/04               10.455            4.209
           80            5/15/04               10.454            4.216
           81            6/15/04               10.454            4.223
           82            7/15/04               10.453            4.230


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING

ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------


Available Funds Cap
-------------------

         Period            Date                Coupon           Excess
         ------            ----                ------           ------
           83            8/15/04               10.453            4.236
           84            9/15/04               10.452            4.243
           85            10/15/04              10.452            4.250
           86            11/15/04              10.451            4.257
           87            12/15/04              10.451            4.264
           88            1/15/05               10.450            4.272
           89            2/15/05               10.449            4.279
           90            3/15/05               10.449            4.286
           91            4/15/05               10.448            4.293
           92            5/15/05               10.448            4.300
           93            6/15/05               10.447            4.308
           94            7/15/05               10.447            4.315
           95            8/15/05               10.446            4.323
           96            9/15/05               10.446            4.330
           97            10/15/05              10.445            4.338
           98            11/15/05              10.444            4.345
           99            12/15/05              10.444            4.353
          100            1/15/06               10.443            4.361
          101            2/15/06               10.443            4.369
          102            3/15/06               10.442            4.377
          103            4/15/06               10.441            4.386
          104            5/15/06               10.441            4.394
          105            6/15/06               10.440            4.403
          106            7/15/06               10.439            4.411
          107            8/15/06               10.439            4.420
          108            9/15/06               10.438            4.429
          109            10/15/06              10.437            4.438
          110            11/15/06              10.437            4.448
          111            12/15/06              10.436            4.457
          112            1/15/07               10.435            4.456



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------


Available Funds Cap
-------------------

         Period            Date                Coupon           Excess
         ------            ----                ------           ------
          113            2/15/07               10.435            4.461
          114            3/15/07               10.434            4.466
          115            4/15/07               10.434            4.471
          116            5/15/07               10.433            4.477
          117            6/15/07               10.432            4.482
          118            7/15/07               10.432            4.488
          119            8/15/07               10.431            4.493
          120            9/15/07               10.430            4.499
          121            10/15/07              10.430            4.504
          122            11/15/07              10.429            4.510
          123            12/15/07              10.428            4.516
          124            1/15/08               10.428            4.521
          125            2/15/08               10.427            4.520
          126            3/15/08               10.426            4.520
          127            4/15/08               10.425            4.519
          128            5/15/08               10.424            4.518
          129            6/15/08               10.424            4.517
          130            7/15/08               10.423            4.516
          131            8/15/08               10.422            4.516
          132            9/15/08               10.421            4.515
          133            10/15/08              10.420            4.514
          134            11/15/08              10.419            4.513
          135            12/15/08              10.418            4.512
          136            1/15/09               10.417            4.511
          137            2/15/09               10.416            4.510
          138            3/15/09               10.415            4.509

          139            4/15/09               10.414            4.508
          140            5/15/09               10.413            4.506
          141            6/15/09               10.412            4.505
          142            7/15/09               10.410            4.504


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [LOGO] BEAR STEARNS

$1,525,000,000 ContiMortgage Home Equity Loan Trust 1997-4
                                                         Computational Materials
                                                         -----------------------


Available Funds Cap
-------------------

         Period            Date                Coupon           Excess
         ------            ----                ------           ------
          143            8/15/09               10.409            4.503
          144            9/15/09               10.408            4.501
          145            10/15/09              10.406            4.500
          146            11/15/09              10.405            4.498
          147            12/15/09              10.403            4.497
          148            1/15/10               10.402            4.495
          149            2/15/10               10.400            4.494
          150            3/15/10               10.398            4.492
          151            4/15/10               10.396            4.490
          152            5/15/10               10.394            4.488
          153            6/15/10               10.392            4.486
          154            7/15/10               10.390            4.484
          155            8/15/10               10.388            4.482
          156            9/15/10               10.386            4.479
          157            10/15/10              10.383            4.477
          158            11/15/10              10.381            4.474
          159            12/15/10              10.378            4.471
          160            1/15/11               10.375            4.469
          161            2/15/11               10.372            4.465
          162            3/15/11               10.368            4.462
          163            4/15/11               10.365            4.458
          164            5/15/11               10.361            4.455

          165            6/15/11               10.357            4.451
          166            7/15/11               10.353            4.446
          167            8/15/11               10.348            4.442
          168            9/15/11               10.343            4.437
          169            10/15/11              10.338            4.431
          170            11/15/11              10.332            4.425
          171            12/15/11              10.325            4.419
          172            1/15/12               10.319            4.412
          173            2/15/12               10.311            4.405
          174            3/15/12               10.303            4.397
          175            4/15/12               10.294            4.388
          176            5/15/12               10.284            4.378
          177            6/15/12               10.273            4.367
          178            7/15/12               10.261            4.355


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [LOGO] BEAR STEARNS